TSYS® People-Centered Payments

30 & years 1983-2013

Looking Back. Moving Forward.

2013 Second Quarter and YTD Results July 23, 2013 © 2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements
This presentation and comments made by management contain forward-
looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ filings with the Securities and Exchange
Commission, including its 2012 Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, Adjusted EBITDA and Adjusted cash earnings per share.
The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; net income;
net income; and earnings per share, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating
TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with
GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Phil Tomlinson Chairman and Chief Executive Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Troy Woods President & Chief Operating Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Segment Revenue Mix*

3%
24%
73%
Consumer (1)
Commercial (2)
Other
(1) Includes Credit, Debit, Retail, Prepaid & Loyalty
(2) Includes Healthcare

Segment Revenue*

YOY Growth %

($ in millions)
$ 204.0
$ 205.6
$ 203.5
$ 213.6
$ 205.6
$ 214.5
4.9%
3.4%
(1.3%)
1.9%
0.8%
4.4%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Segment Operating Income

*Operating Margin**

($ in millions)
$ 68.3
$ 72.2
$ 70.1
$ 78.8
$ 67.2
$ 79.9
33.5%
35.1%
34.4%
36.9%
32.7%
37.2%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

TSYS

2Q 2013 North America Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Improving Revenue
Operating Income up 10.6%
Margin Expansion: up 210 BPS over 2Q12
Shifting Conversion Pipeline
(*) Revenues Before Reimbursable Items

Accounts on File
YOY Growth %
(in millions)
362
387
413
425
423
431
16.9%
18.0%
20.9%
20.9%
16.9%
11.2%
*
7.2%
7.2 %
3.4%
5.5%
5.2%
6.3%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Transaction Volume
YOY Growth %
(in millions)
1,867
2,004
2,037
2,195
2,013
2,235
15.0%
12.1%
9.5%
12.7%
7.8%
11.5%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

2Q 2013 North America Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) Growth Excluding Prepaid, Government Services and Single Use Accounts
Tenth Straight Quarter of Account On File YOY Growth
Thirteenth Straight Quarter of Transaction YOY Growth
Same Client Transactions up 11.4%: Fifteenth Straight Quarter of YOY Growth

© 2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

North America Conversion Pipeline
Reporting
Period 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Conversion
Pipeline
Net Total
4Q12 0.20 0.10 11.80 14.10 0.10 75.40 — 0.70 102.40
2013 Total 26.20
1Q13 — 0.10 10.90 0.50 0.70 79.50 9.40 0.30 101.40
2013 Total
11.50
2Q13 — —
0.50  (1)
0.50 — 79.40 9.20 — 89.60
2013 Total
1.00
(1)  Converted 10.7M Accounts 7/13/13
2Q 2013 North America Segment Highlights
(in millions)

Segment Revenue by Region*
6%
5%
18%
71%
Europe
Far East
MEA
Rest of World

Segment Revenue*
YOY Growth %
($ in millions)
$ 96.5
$ 99.0
$ 98.2
$ 102.4
$ 92.6
$ 93.2
Reported
10.4%
5.6%
2.1%
(0.4%)
(4.0%)
(5.9%)
Constant Currency
11.6%
8.4%
4.7%
(0.3 %)
0.1%
0.4%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Segment Operating Income
Operating Margin*
($ in millions)
$ 4.1
$ 9.4
$ 7.7
$ 6.1
$ 6.6
$ 8.1
4.3%
9.5%
7.9%
5.9%
7.2%
8.6%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

2Q 2013 International Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenue $93.2M* – down 5.9%
–
Up 0.4% on Constant Currency
Currency Headwinds Continue: Q2 $6.2M* YTD $10.2M*
Margin Expansion Continues
1M Account Conversion Pipeline
Renewed Focus on Growth
(*) Revenues Before Reimbursable Items

Accounts on File
YOY Growth %
(in millions)
54
53
53
55
56
58
14.7%
11.1%
4.9%
3.5%
3.2%
9.5%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Transaction Volume
YOY Growth %
(in millions)
383
402
415
474
434
493
17.5%
18.1%
15.1%
18.6%
13.3%
22.4%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

2Q 2013 International Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Record Number Accounts Processed
Solid Transaction Growth
Same Client Transaction Growth 9.3%

Segment Revenue By Line of Business*

56%
44%
Direct
Indirect

Segment Revenue*

YOY Growth %

($ in millions)
$ 98.4
$ 97.7
$ 107.8
$ 105.9
$ 109.3
$ 113.0
13.7%
5.0%
15.6%
5.5%
11.1%
15.6%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Segment Operating Income

*Operating Margin**

($ in millions)
$ 34.2
$ 33.0
$ 34.5
$ 30.4
$ 29.3
$ 33.6
34.8%
33.7%
32.0%
28.8%
26.8%
29.7%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

TSYS

2Q 2013 Merchant Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Acquisitions Fueling Growth
Direct Exceeds Indirect
Sequential Quarter Margin Expansion
Bank of America Merchant Services Extended
EMV Certification Complete
Back-end Integration on Schedule
–
Headwind on Margin
(*) Revenues Before Reimbursable Items

SBS Sales Volume*
YOY Growth %

($ in millions)
$3,556
$3,788
$4,379
$4,666
$4,811
$5,323
30.0%
12.4%
23.0%
32.3%
35.3%
40.5%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

YOY Growth Rate of Revenue

57.6%
4.6%
-8.5%
-2.2%
15.6%
Direct
Direct
(excl. CPAY & ProPay)
Indirect
Indirect
(excl. BAMS)
Reported

TSYS

2Q 2013 Merchant Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) Excludes Managed Accounts and ProPay
Record SBS Sales Volume
Indirect Faces Headwinds but Optimistic Growth Still Achievable
POS Transactions, Excluding Deconverted Accounts, Increased 4.8%

Revenue Mix
16%
26%
50%
8%
Partner
Retail
Direct
Paycard

Revenue
YOY Growth %
($ in millions)
$91.4
$85.3
$84.9
$89.7
$117.3
$104.9
13.2%
14.7%
14.2%
16.9%
28.3%
22.9%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Adjusted Operating Income*
Operating Margin
($ in millions)
$17.2
$19.5
$18.6
$17.9
$21.6
$22.9
19%
23%
22%
20%
18%
22%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

TSYS

2Q 2013 NetSpend Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenue $105M – up 23%
Significant Sequential Quarter Margin Expansion
Extended Exclusive ACE Agreement 5 Years
Added Over 3,500 Retail Locations
Added 75 New PayCard Clients
(*) Operating Income Excluding Amortization of Acquisition Intangibles, M&A Costs
and Non-recurring Items

(in millions)
1,025
957
1,018
1,082
1,708
1,361
23%
24%
25%
25%
67%
42%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

($ in millions)
$3,766
$3,035
$3,090
$3,265
$5,379
$3,948
18%
17%
18%
18%
43%
30%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
2Q 2013 NetSpend Segment Highlights
Gross Dollar Volume
YOY Growth %
Direct Deposit Active Cards
YOY Growth %
Direct Deposit Active Cards up 42%
Total Active Accounts up 38%
Gross Dollar Volume (GDV) up 30%

Jim Lipham Chief Financial Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
$ 478,443 $ 462,651 3.4%
Total Revenues
$ 943,439 $ 923,813 2.1%
417,512 398,691 4.7
Revenues Before Reimbursable Items
821,749 793,870 3.5
95,314 92,096 3.5
Operating Income
170,217 176,927 (3.8)
57,716 66,710 (13.5)
Net Income Attributable to TSYS
Common Shareholders
114,745 123,105 (6.8)
2,727.4 2,406.1 13.4
Total Cardholder Transactions (in millions)
5,175.0 4,656.4 11.1
Basic Earnings Per Share (EPS)
Attributable to TSYS Common
Shareholders:
$0.31 $0.35 (12.9)
As Reported (GAAP)
$0.61 $0.65 (6.0)
$0.34 $0.35 (4.3)
Excluding M&A expenses
$0.67 $0.65 2.9
$0.38 $0.40 (3.5)
Adjusted Cash EPS*
$0.77 $0.73 5.2
$142,324 $140,338 1.4
Adjusted EBITDA*
$267,799 $269,640 (0.7)
YTD
2013
YTD
2012
Percent
Change
(in thousands, except per share data)
2 Qtr
2013
2 Qtr
2012
Percent
Change
(*) Adjusted Cash EPS and Adjusted EBITDA definitions are contained in Appendix nd
nd

2013 YTD Revenue Change
Revenues Before Reimbursable Items

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
12%
16%
4%
0%
5.4%
Internal
Growth
New
Clients
2.9%
Acquisitions
Lost
Business
(5.3%)
Non-recurring
Items
(0.6%)
Price
Compression
(2.3%)
(8.2%)
Reported
3.5%
Currency
(1.3%)
4.7%
8%

Consumer Credit
208.6 199.4 4.7 208.6 203.8 2.4
Retail
25.9 25.2 2.8 25.9 25.2 2.6
Total Consumer
234.5 224.6 4.5 234.5 229.0 2.4
Commercial
38.6 36.1 6.7 38.6 37.9 1.8
Other
15.3 9.6 60.5 15.3 13.4 14.1
Subtotal
288.4 270.3 6.7 288.4 280.3 2.9
Prepaid /
Stored Value
102.8 105.4 (2.4
)
102.8 107.3 (4.2
)
Government
Services
60.6 30.8 96.4 60.6 59.4 2.1
Commercial Card
Single Use
37.0 34.0 8.8 37.0 31.6 17.0
Total AOF
488.8 440.5 11.0 488.8 478.6 2.1
Consolidated Accounts on File Portfolio Summary
(in millions)
Jun
2013
Jun
2012
%
Change
Jun
2013
Mar
2013
%
Change

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Cash Flow Strength:
2013 TTM Consolidated Financial Highlights
$545
$410
$271
$244
$0
$75
$150
$225
$300
$375
$450
$525
$600
Adjusted EBITDA Cash flow from operations Free cash flow Net income

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
TTM = Trailing Twelve Months
(in millions)

NetSpend Acquisition
Closed July 1
Approximately $1.4 billion in consideration
– Includes cash from borrowings and equity
– Conversion of NetSpend unvested options and nonvested awards to TSYS’ equity
New operating segment named “NetSpend”
One-time M&A costs will also impact second half of 2013 of $11.3 million
Interest expense with new borrowings $23.0-$24.5 million in 2013
Approximately $67 million annual amortization of acquisition intangibles
Synergies
©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

NetSpend Acquisition Financing
May Bond Issuance: $1,100M*
– $550M of 5-year notes with a 2.375% coupon
– $550M of 10-year notes with a 3.750% coupon
July 5-year Term Debt: $200M
July Credit Facility Revolver Draw: $100M
Total Acquisition Debt: $1,400M
Other Outstanding Long-term Debt: $  44M
Credit Facility Term Loan Balance: $143M
©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

(*) Shown at par value; does not include bond issuance discounts or fees

2013 Revised Guidance*
Range
Range
Percent Change
Total Revenues $2,137 to $2,180 14 % to 17%
Revenues Before Reimbursable Items $1,898 to $1,936 17% to 20%
Adjusted EBITDA $639 to $652 17% to 19%
Adjusted Cash EPS $1.69 to $1.72 16% to 18%
(in millions, except per share data)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) See Appendix for guidance assumptions

2013 Guidance Reconciliation
Total Revenues
Revenues
Before Reimbursables
Original Guidance $1,955 to $1,995 $1,711 to $1,746
NetSpend Acquisition 197 to 200 197 to 200
Reimbursable Items (5) to (5) -- --
Currency Translation (Jun YTD) (10) to (10) (10) to (10)
Revised Guidance $2,137 to $2,180 $1,898 to $1,936
(in millions)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

2013 Revised Guidance Revenue Change
Revenues Before Reimbursable Items

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
30%
15%
0%
Internal
Growth
New
Clients
3-4%
Acquisitions
Lost
Business,
Non-recurring
Items and
Price
Compression
(5-7%)
Guidance
17-20%
Currency
5-7%
15-17%
(1%)

Closing Remarks ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Q&A ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Items – Adjusted EBITDA and
Adjusted Cash EPS
• Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and other non-recurring items..
• Adjusted cash EPS is adjusted cash earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted cash earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and other non-recurring items.
• The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the
Company’s operating performance for the following reasons:
– adjusted EBITDA and Adjusted cash EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and Adjusted cash EPS as supplemental measures to evaluate the overall operating performance of companies.
• By comparing the Company’s adjusted EBITDA and Adjusted cash EPS in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock
(which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations.
• The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.
©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Three Months Ended                  Six Months Ended
6/30/13                 6/30/12                        6/30/13                 6/30/12
Total Revenues $  478,443      $  462,651      $  943,439      $  923,813
Reimbursable Items 60,931 63,959 121,690 129,942
Revenues Before Reimbursable Items $   417,512 $   398,692 $   821,749 $   793,871
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Three Months Ended
6/30/13        6/30/12
Three Months Ended
6/30/13     6/30/12
Three Months Ended
6/30/13      6/30/12
Operating Income (a) $  79,896      $  72,231      $  8,056      $  9,438      $  33,590      $  32,950
Total Revenues (b) 248,640 239,557 98,087 103,415 136,458 124,903
Reimbursable Items 34,114 33,992 4,878 4,368 23,506 27,202
Revenues Before
Reimbursable Items(c) 214,526 205,565 93,209 99,047 112,952 97,701
Operating Margin (a)/(b) 32.13% 30.15% 8.21% 9.13% 24.62% 26.38%
Operating Margin Excluding Reimbursables (a)/(c) 37.24% 35.14% 8.64% 9.53% 29.74% 33.73%
Appendix: Non-GAAP Reconciliation – Segment
Operating Margin Excluding Reimbursable Items
North America International Merchant
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Six
Months Ended
6/30/13        6/30/12
Percentage
Change
Three
Months Ended
6/30/13        6/30/12
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $ 484,810 $ 462,651 4.8% $953,825 $ 923,813 3.2%
Foreign Currency (2) (6,367) --- (10,386) ---
Total Revenues $478,443 $462,651 3.4% $943,439 $923,813 2.1%
International Services:
Constant Currency (1) $ 104,480 $103,415 1.0% $ 205,665 $ 203,775 0.9%
Foreign Currency (2) (6,393) --- (10,482) ---
Total Revenues $98,087 $103,415 (5.2%) $195,183 $203,775 (4.2%)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Six
Months Ended
6/30/13        6/30/12
Percentage
Change
Three
Months Ended
6/30/13        6/30/12
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $ 423,725 $ 398,692 6.3% $831,918 $ 793,871 4.8%
Foreign Currency (2) (6,213) --- (10,169) ---
Revenues before
reimbursable items $417,512 $398,692 4.7% $821,749 $793,871 3.5%
International Services:
Constant Currency (1) $ 99,449 $99,047 0.4% $ 196,067 $ 195,538 0.3%
Foreign Currency (2) (6,240) --- (10,265) ---
Revenues before
reimbursable items $93,209 $99,047 (5.9%) $185,802 $195,538 (5.0%)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Six Months Ended
Mar Jun Sep Dec Mar Jun Jun Jun
2012 2012 2012 2012 2013 2013 2013 2012
Net income :
As reported (GAAP) (a) $57,644 $67,977 $62,043 $62,257 $59,149 $60,561 $119,710 $125,622
Adjusted for:
Deduct: Equity in Income of
Equity Investments (2,774) (2,252) (1,957) (3,188) (3,817) (2,748) (6,565) (5,026)
Add: Income Taxes 29,556 24,553 30,228 30,767 17,845 29,947 47,793 54,108
Add: Nonoperating expenses 405 1,818 579 (5) 1,726 7,554 9,279 2,223
Add: Depreciation and
amortization 40,873 43,213 43,243 43,281 42,498 40,546 83,044 84,086
EBITDA $125,704 $135,309 $134,136 $133,112 $117,401 $135,860 $253,261 $261,013
Adjust for:
Add: Share-based
compensation 3,598 5,029 3,722 6,273 4,593 5,211 9,804 8,627
Add: NetSpend  M&A expenses -- -- -- -- 3,481 1,253 4,734 --
Adjusted EBITDA $129,302 $140,338 $137,858 $139,385 $125,475 $142,324 $267,799 $269,640

Appendix: Non-GAAP Reconciliation –
Adjusted Cash EPS
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Six Months Ended
Mar Jun Sep Dec Mar Jun Jun Jun
2012 2012 2012 2012 2013 2013 2013 2012
Net income Available to TSYS
Common Shareholders:
As reported (GAAP) (a) $56,395 $66,710 $60,312 $60,862 $57,028 $57,716 $114,745 $123,106
Adjusted for amounts
attributable to TSYS common
shareholders (net of taxes):
Acquisition intangible
amortization 3,933 4,409 4,383 4,528 6,096 4,847 10,848 8,355
Share-based compensation 2,363 3,686 2,489 4,169 3,494 3,431 6,917 6,004
Cash earnings $62,691 $74,805 $67,184 $69,559 $66,618 $65,994 $132,510 $137,465
M&A expenses -- -- -- -- $5,222 $5,653 $10,875 --
Adjusted cash earnings (b) $62,691 $74,805 $67,184 $69,559 $71,840 $71,647 $143,385 $137,465
Average common shares
outstanding and participating
securities(c) 188,718 189,070 187,878 186,471 186,807 187,738 187,277 188,894
Basic EPS Available to TSYS
Common Shareholders (a) / (c) $0.30 $0.35 $0.32 $0.32 $0.31 $0.31 $0.71 $0.73
Adjusted cash EPS Available to
TSYS Common Shareholders
(b) / (c) $0.33 $0.40 $0.36 $0.37 $0.38 $0.38 $0.77 $0.73

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
Trailing Twelve
Months Ended
6/30/2013
Net Income $     244,010
Adjusted for:
Deduct: Equity in Income of Equity Investments (11,709)
Add: Income Taxes 108,787
Add: Nonoperating expense 9,854
Add: Depreciation and Amortization 169,568
EBITDA $    520,510
Adjust for: Share-based compensation 19,798
NetSpend M&A Operating Expenses 4,734
Adjusted EBITDA $    545,042
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation – Free Cash Flow
Trailing Twelve
Months Ended
6/30/2013
Cash Flows from Operating Activities $     409,596
Less:
Purchase of Property and Equipment (31,286)
Additions to Licensed Computer Software from Vendors (43,434)
Additions to Internally Developed Computer Software (21,686)
Additions to Contract Acquisition Costs (42,150)
Free Cash Flow $     271,040
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Mar 31,
2013
Dec 31,
2012
Jun 30,
2012
Jun 30,
2013
Sep 30,
2012
Appendix: Non-GAAP Reconciliation – NetSpend
Adjusted Operating Income
Mar 31,
2012
Operating income (loss) (GAAP) ($  8,964) $     17,430 $     7,869 $   17,594 $   18,332 $  15,799
Adjusted for:
Add: Amortization of acquisition
intangibles 881 534 446 434 590 431
Add: Settlement (gains) and
other losses 25,315 1,533 10,300 (160) 48 3,423
Add: M&A expenses -- -- -- -- 2,656 3,219
Adjusted operating income $  17,232 $    19,497 $    18,615 $  17,868 $  21,626 $ 22,872
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended

Appendix: 2013 Revised Guidance Assumptions
The guidance includes:
©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

• NetSpend’s operating results for six months of 2013;
• Excludes one-time expenses incurred in connection with the NetSpend acquisition of $16.0 million;
• Assumes approximately $33.5 million ($67 million on an annual basis)
of acquisition intangible amortization associated with the NetSpend acquisition;
• No significant movement in foreign exchange rates; and
• Minimal synergies for 2013.